VANGUARD
EQUITY INCOME
FUND

[PHOTO]

SEMIANNUAL
REPORT
MARCH 31, 1999


[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        3

                                   REPORT FROM
                                  THE ADVISERS
                                        5

                                  FUND PROFILE
                                        6

                               PERFORMANCE SUMMARY
                                        8

                              FINANCIAL STATEMENTS
                                        9

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]               [PHOTO]
JOHN J. BRENNAN       JOHN C. BOGLE
CHAIRMAN & CEO        SENIOR CHAIRMAN

The U.S. stock market resumed its astonishing climb during the six months ended March 31, 1999, the first half of the fiscal year for Vanguard Equity Income Fund. Your fund earned a robust +11.9% return for the period, although we trailed our comparative benchmarks.

       The table below presents the six-month total return (capital change plus reinvested dividends) for the fund, its average peer, and the unmanaged Standard & Poor's 500 Composite Stock Price Index, whose performance is dominated by large-capitalization stocks. Your fund's return slightly lagged that of the average equity income fund and was far behind the remarkable +27.3% return of the index.

--------------------------------------------------------
                                         TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         MARCH 31, 1999
--------------------------------------------------------
Vanguard Equity Income Fund                 +11.9%
--------------------------------------------------------
Average Equity Income Fund                  +13.2%
--------------------------------------------------------
S&P 500 Index                               +27.3%
--------------------------------------------------------

       The fund's return is based on an increase in net asset value from $22.80 per share on September 30, 1998, to $24.28 per share on March 31, 1999, with the latter figure adjusted for dividends totaling $0.37 per share paid from net investment income and distributions totaling $0.83 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

During the six months ended March 31, the U.S. stock market rebounded in a big way from 1998's midyear slump, when most market benchmarks declined by -20% or more. The total stock market, as measured by the Wilshire 5000 Equity Index, rose +26.1% during the first half of our fiscal year, setting record highs along the way. Large-cap stocks, as measured by the S&P 500 Index, were up even more strongly, at +27.3%.

       The stock market soared despite two factors that might have daunted investors. First, corporate earnings declined slightly in the final months of 1998 and were forecast to rise modestly, at best, during early 1999. Second, interest rates rose. The yield of the benchmark 30-year U.S. Treasury bond rose 65 basis points (0.65 percentage point), from 4.98% when the fiscal year began to 5.63% as of March 31. Short-term rates rose less sharply--the yield on 3-month Treasury bills increased by 12 basis points, from 4.36% to 4.48%. Bond prices declined during the half-year, subtracting -3.2% from the return of the Lehman Brothers Aggregate Bond Index, a proxy for the taxable bond market. This price decline resulted in a -0.2% total return for the index.

        The optimism that drove stocks higher also was evident in the behavior of consumers, whose increased spending spurred the U.S. economy's growth. Inflation remained more of a potential threat than a real one. Consumer prices rose 0.9% during the half-year.

       The stock market's gains were not evenly distributed. Returns for the growth stocks within the S&P 500 Index, for example, were an amazing +33.1%, compared with +20.8% for value stocks. The growth/value split was even more pronounced among small-cap stocks: +21.6% returns for growth issues versus a decline of -1.5% for value stocks.

       The dominance of large growth stocks explains much of the Equity Income Fund's 15.4-percentage-point shortfall versus the S&P 500 Index. Our advisers typically focus on out-of-favor stocks whose dividend yields are high in comparison to the yield of the overall market. In short, they look for stocks that appear to be bargain-priced. But in the frothy market environment that has existed in recent months, many investors are ignoring dividend income and focusing solely on the potential for capital appreciation. Though rewarding in the recent past, concentrating on a narrow segment of hot growth stocks is too speculative for your fund, whose objective is to provide both current income and long-term growth of capital while subjecting our shareholders to below-average volatility in share price.

       Largely because of our advisers' emphasis on income and disciplined approach to valuation, your fund was significantly underweighted in the half-year's two best-performing market sectors--retailers and other consumer discretionary stocks (12% of the S&P 500 during the period versus 6% of fund assets) and technology (17% of the index versus 1% of the fund). Both sectors produced average returns of nearly 50%. However, many of these stocks have low or nonexistent dividend payments.

       Our significant tilt toward utility stocks (roughly 23% of our stocks versus about 11% of the index) detracted slightly from our relative performance. A bigger drawback was our emphasis within the sector on electric utilities, whose returns lagged far behind several telecommunications stocks that led the utilities group but whose low dividend yields made them unsuitable for the fund. In another key sector--financial services--our stock picks didn't do as well as the S&P 500's financial stocks (+31% for the index versus +24% for your fund). We note that the fund's strategy of investing in relatively high-yielding stocks makes our returns sensitive to changes in interest rates. This typically helps our performance when interest rates are falling, as they were in the last fiscal year's first half, but hurts our results when interest rates rise, as they did during the most recent six months.

       The fund's stocks are selected by three investment advisers, each of which uses its own methodology. The table below shows the current allocation of assets to each adviser.

----------------------------------------------------------------
                                            TOTAL ASSETS MANAGED
                                            AS OF MARCH 31, 1999
                                           ---------------------
                                           $ MILLION     PERCENT
----------------------------------------------------------------
Newell Associates                            $1,799        61%
John A. Levin & Company, Inc.                   515        17
Spare, Kaplan, Bischel & Associates             467        16
Cash Reserves*                                  163         6
----------------------------------------------------------------
Total                                        $2,944       100%
----------------------------------------------------------------

* This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash reserve.

IN SUMMARY

The bull market in stocks that has continued since August 1982, with only a few relatively brief interruptions, is truly unprecedented. We celebrate this marvelous run, but we're mindful that the market is capable of surprising investors with downward moves, just as it has amazed observers with its climb.

       We believe that investment success is best achieved not by trying to anticipate the unpredictable movements of the markets, but instead by crafting a balanced investment program that takes into account your personal time horizon, financial goals, and tolerance for risk. Such a program helps investors to "stay the course" through the markets' ups and downs by combating the tendency to become overly optimistic during upturns or overly pessimistic during downturns. In short, our counsel is to have a plan and stick with it.

/s/ JOHN C. BOGLE                    /s/ JOHN J. BRENNAN

John C. Bogle                        John J. Brennan
Senior Chairman                      Chairman and
                                     Chief Executive Officer

April 13, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MARCH 31, 1999

[PHOTO]

Stock markets worldwide provided solid gains during the six months ended March 31, 1999, as they recovered from a sharp slide in midsummer 1998. Central banks around the world helped by easing monetary policy and lowering short-term interest rates.

       A remarkably robust performance by the U.S. economy was a key factor in the global recovery. Indeed, the United States was the only major economy in which policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential inflationary surge was one reason that longer-term interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

The surge in U.S. stocks during the half-year reflected both the strength of the domestic economy and the confidence of investors in future corporate and economic prospects.

The overall market, as measured by the Wilshire 5000 Equity Index, gained 26.1%. The S&P 500 Index, which is dominated by large-capitalization stocks, advanced 27.3%. Small-cap stocks, which have consistently underperformed large-cap stocks in recent years, gained 10.0%, as measured by the Russell 2000 Index.

-----------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                               PERIODS ENDED MARCH 31, 1999
                                          -----------------------------------
                                          6 MONTHS      1 YEAR       5 YEARS*
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             27.3%        18.5%       26.2%
   Russell 2000 Index                        10.0        -16.3        11.2
   Wilshire 5000 Index                       26.1         13.1        23.6
   MSCI EAFE Index                           22.5          6.4         9.1
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               -0.2%         6.5%        7.8%
   Lehman 10-Year Municipal Bond Index        1.2          6.3         7.7
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.3          4.9         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       0.9%         1.7%        2.3%
-----------------------------------------------------------------------------

* Annualized.

       There was also a striking disparity in returns from growth and value stocks; the growth-stock segment of the S&P 500 Index gained 33.1%, while the value-stock segment rose 20.8%.

       Investors in U.S. stocks seemed to have forgotten the jitters that sent market indexes plummeting by 20% or more during the summer of 1998. Nor did they appear to care that corporate earnings were flat to slightly lower during the half-year. Investors focused more on the potential for future earnings than on near-term disappointments. Interest rate reductions by central banks, including three separate quarter-percentage-point cuts during autumn 1998 by the U.S. Federal Reserve Board, lessened fears that the major economies would be dragged down by the economic and currency troubles still afflicting much of Asia, Russia, and Latin America. There was certainly little fear among U.S. consumers, who were encouraged by low unemployment, rising wages, and low inflation to spend freely. Their spending propelled the economy to a 6% annualized growth rate during the first quarter of our fiscal year.

       With consumer spending so strong, it is no surprise that retailers and other companies in the consumer-discretionary sector were the stock market's leaders during the fiscal half-year, rising 49% on average. Technology stocks were a close second, gaining 48%. Optimism--some would say overoptimism--was especially evident in Internet stocks.

       The market's laggards were energy stocks (integrated-oil companies were up a relatively paltry 6%; "other energy" rose about 14%) and the consumer-staples and materials & processing groups (each up about 10%). Energy stocks lagged because prices for oil and natural gas were weak, despite upticks late in the period. Several large makers of consumer staples, such as beverages and tobacco, reported disappointing overseas profits.

U.S. BOND MARKETS

Early in the fiscal year, long-term interest rates fell to 30-year lows as a result of the favorable inflationary environment and heavy demand from investors who sought the perceived safety of U.S. Treasury bonds amid overseas economic turmoil. The yield of the 30-year Treasury began the period at 4.98% and fell to a low of 4.72% on October 5. However, as prices of stocks and riskier bonds rebounded from their summertime lows, Treasury bond prices began to fall and their yields began to rise. By March 31, the yield on the 30-year Treasury was at 5.63%, up 65 basis points (0.65 percentage point) for the half-year. The Lehman Brothers Long U.S. Treasury Bond Index declined -5.2% during the half-year. The overall U.S. taxable bond market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, had a negative return of -0.2%. High-yield bonds, which had suffered along with other risky assets during last summer's slump in financial markets, produced positive returns during the half-year.

       Short-term interest rates, which were most directly affected by the Federal Reserve Board's reductions, rose only slightly. Yields on 3-month Treasury bills began the half-year at 4.36% but fell as low as 3.62% in mid-October. By March 31, the 3-month T-bill was yielding 4.48%, only 12 basis points higher than the rate when the period began.

INTERNATIONAL STOCK MARKETS

International stock markets, heartened by Wall Street's strong rally and easier monetary policy, rallied during the half-year. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index gained 22.5% in U.S. dollars. The gains were due, in part, to interest rate cuts by monetary authorities in Japan, Europe, and Latin America. Investors also were heartened by an increase in corporate restructuring and merger activity in Europe and recession-wracked Japan.

       The biggest gains overseas were for those bourses hit hardest during 1997 and 1998: emerging markets (the MSCI Select Emerging Markets Free Index rose 30.5% during the six months) and the Pacific region (up 40.1%). Further boosting returns for U.S. investors was a weakening of the U.S. dollar against the Japanese yen. In a turnabout, Europe's developed stock markets--which account for some 70% of the EAFE Index--were the laggards, although they performed well on balance, providing an aggregate return of 16.3% for U.S. investors. While the U.S. dollar was weakening against the Japanese yen, and thus boosting returns from the Pacific region for U.S. investors by more than 12 percentage points, it was gaining against most European currencies, cutting U.S. investors' returns on European stocks by about 5 percentage points.

       In some emerging markets where stocks had plummeted in 1997 and 1998, the six-month gains were spectacular: about 130% in U.S.-dollar terms in South Korea, 115% in Indonesia, 69% in Malaysia, 66% in the Philippines, and 43% in Mexico.

REPORT FROM THE ADVISERS

[PHOTO]

Vanguard Equity Income Fund earned a total return of 11.9% during the fiscal half-year ended March 31, 1999. This result, while quite good on an absolute basis, trailed both the average equity income fund, which earned 13.2%, and the S&P 500 Index, which returned 27.3%.

       The market's surge was remarkable, but so was the degree to which large growth stocks outperformed other large stocks. The growth stocks within the S&P 500 were up 33.1%, while the rest of the index gained 20.8%. In general, stocks with above-average dividend yields--the pool from which we select securities for Vanguard Equity Income Fund--have continued to significantly underperform the market averages. Yet in terms of dividend yields and other fundamental measures, many of these value stocks are more attractively priced than ever in comparison with the overall market. Recently, it has become apparent that a good many corporations also see some of the values that we have identified. A significant number of the fund's holdings have been subjects of recent acquisition or merger offers, including AMP, Amoco, Atlantic Richfield, Bankers Trust, BetzDearborn, Chrysler, Mobil, Rubbermaid, Sundstrand, Union Camp, and Williams Companies.

       With technology stocks up nearly 50% during the six months, our near-absence from this sector seriously hurt our performance in relation to the S&P 500 Index. Our relative results also were hurt by our larger position in electric utility stocks, which lagged the overall market. There were no big changes in the sector weightings of our holdings during the half-year.

       It seems as if many investors have ceased trying to find good companies at attractive prices, and instead are merely chasing stocks that are already rising rapidly, without regard to risk. The result has been stratospheric valuations for some of the stocks that have captured the public's attention. At the end of our fiscal half-year, Microsoft, which is the world's largest-capitalization stock, was priced at 70 times its trailing 12-month earnings.

       As tempting as it is to look away from traditional valuation measures in such a time, we believe that fundamental security analysis and long-followed investment disciplines should not be abandoned in favor of a concentration on fast-moving stocks. The vast majority of our shareholders are engaged in the serious work of providing for their retirement years. Such investors cannot afford to take big risks by gambling on a few hot stocks. A successful retirement plan rests on three legs: sufficient time, consistent saving, and circumspect investing. It is not a throw of the dice.

       We believe the current market offers considerable potential for our disciplined investment style. With market averages at record levels, the potential for a correction is certainly present. But we take comfort in the fact that many of the stocks we hold are trading at 10 or 12 times their operating earnings and paying dividend yields 2-2.5 times higher than the yield of the S&P 500 Index.

Newell Associates
John A. Levin & Company, Inc.
Spare, Kaplan, Bischel & Associates

April 14, 1999

INVESTMENT PHILOSOPHY

The advisers believe that a fund made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

FUND PROFILE
EQUITY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of March 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                             EQUITY INCOME         S&P 500
----------------------------------------------------------
Number of Stocks                       182             500
Median Market Cap                   $23.5B          $64.6B
Price/Earnings Ratio                 21.9x           29.1x
Price/Book Ratio                      3.2x            5.1x
Yield                                 2.6%            1.3%
Return on Equity                     19.8%           22.5%
Earnings Growth Rate                  7.8%           16.8%
Foreign Holdings                      4.3%            1.5%
Turnover Rate                         19%*              --
Expense Ratio                       0.40%*              --
Cash Reserves                         2.1%              --

* Annualized.


INVESTMENT FOCUS
---------------------------
[GRAPH]

VOLATILITY MEASURES
------------------------------------------------------
                           EQUITY INCOME       S&P 500
------------------------------------------------------
R-Squared                           0.87          1.00
Beta                                0.69          1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Bell Atlantic Corp.                                2.7%
Bristol-Myers Squibb Co.                           2.3
Chevron Corp.                                      2.1
American Home Products Corp.                       2.1
BP Amoco PLC ADR                                   1.9
Pharmacia & Upjohn, Inc.                           1.8
AT&T Corp.                                         1.8
Texaco Inc.                                        1.8
Atlantic Richfield Co.                             1.7
U S WEST, Inc.                                     1.7
-------------------------------------------------------
Top Ten                                           19.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------
                                         MARCH 31, 1998                    MARCH 31, 1999
                                         -----------------------------------------------------
                                         EQUITY INCOME            EQUITY INCOME        S&P 500
----------------------------------------------------------------------------------------------
Auto & Transportation                         3.4%                     3.3%              2.5%
Consumer Discretionary                        7.2                      6.4              13.2
Consumer Staples                              7.7                      8.0               8.4
Financial Services                           19.3                     20.0              16.7
Health Care                                   9.8                     11.2              12.4
Integrated Oils                              13.8                     14.8               5.1
Other Energy                                  0.1                      0.9               1.1
Materials & Processing                        6.7                      6.4               3.3
Producer Durables                             2.2                      2.5               3.1
Technology                                    1.0                      0.8              17.3
Utilities                                    26.1                     22.9              11.1
Other                                         2.7                      2.8               5.8
----------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
EQUITY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 21, 1988-March 31, 1999
--------------------------------------------------------
                 EQUITY INCOME FUND              S&P 500
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1988         5.8%       2.5%         8.3%         3.2%
1989        23.8        5.0         28.8         33.0
1990       -20.5        4.3        -16.2         -9.2
1991        18.0        8.5         26.5         31.2
1992         6.4        5.9         12.3         11.1
1993        14.1        5.1         19.2         13.0
1994        -6.5        4.3         -2.2          3.7
1995        19.8        5.0         24.8         29.7
1996        14.2        4.0         18.2         20.3
1997        30.0        4.2         34.2         40.4
1998         6.5        3.0          9.5          9.0
1999*       10.2        1.7         11.9         27.3
----------------------------------------------------------

* Six months ended March 31, 1999.

See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999
------------------------------------------------------------------------------------------------------------------
                                                                                              10 YEARS
                                         INCEPTION                                 -------------------------------
                                            DATE         1 YEAR      5 YEARS       CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Income Fund                        3/21/1988       4.52%      20.89%         9.80%        4.87%      14.67%
------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INCOME FUND                   SHARES         (000)
---------------------------------------------------------
COMMON STOCKS (90.3%)(1)
---------------------------------------------------------
AUTO & TRANSPORTATION (3.0%)
   Ford Motor Co.                    417,400    $  23,687
   Genuine Parts Co.                 510,950       14,722
   Union Pacific Corp.               261,800       13,990
   Dana Corp.                        237,600        9,029
   Norfolk Southern Corp.            291,700        7,694
   General Motors Corp.               80,100        6,959
   TRW, Inc.                         142,200        6,470
   CSX Corp.                         146,300        5,697
                                                ----------
                                                   88,248
                                                ----------
CONSUMER DISCRETIONARY (5.7%)
   J.C. Penney Co., Inc.             873,300       35,369
   May Department Stores Co.         547,650       21,427
   Tribune Co.                       282,300       18,473
   Fortune Brands, Inc.              457,600       17,703
   Whirlpool Corp.                   230,900       12,555
   The McGraw-Hill Cos., Inc.        199,600       10,878
   Eastman Kodak Co.                 162,650       10,389
   Kimberly-Clark Corp.              191,200        9,166
   Black & Decker Corp.              128,800        7,140
   The Stanley Works                 264,400        6,775
   Newell Rubbermaid, Inc.           102,900        4,888
   Browning-Ferris Industries, Inc.   89,800        3,463
   Avon Products, Inc.                58,900        2,772
   Wal-Mart Stores, Inc.              30,000        2,766
-  Kmart Corp.                       135,300        2,275
-  Fox Entertainment Group, Inc.
    Class A                           74,700        2,026
   Sears, Roebuck & Co.               22,100          999
                                                ----------
                                                  169,064
                                                ----------
CONSUMER STAPLES (7.2%)
   Philip Morris Cos., Inc.        1,243,450       43,754
   Anheuser-Busch Cos., Inc.         358,400       27,306
   General Mills, Inc.               264,700       20,001
   International Flavors &
    Fragrances, Inc.                 385,700       14,488
   UST, Inc.                         535,500       13,990
   H.J. Heinz Co.                    277,800       13,161
   The Clorox Co.                    105,400       12,352
   The Quaker Oats Co.               195,800       12,250
   Ralston-Ralston Purina Group      385,400       10,285
   Nabisco Holdings Corp. Class A    244,500       10,162
   Kellogg Co.                       272,300        9,207
   Sara Lee Corp.                    279,400        6,915
   Campbell Soup Co.                 157,300        6,400
   Gallaher Group PLC ADR            263,600        6,195
   Hershey Foods Corp.                44,700        2,503
   Bestfoods                          49,800        2,341
   Rite Aid Corp.                     37,000          925
                                                ----------
                                                  212,235
                                                ----------
FINANCIAL SERVICES (18.0%)
   Bank One Corp.                    832,123       45,819
   First Union Corp.                 730,582       39,040
   BankAmerica Corp.                 513,118       36,239
   Marsh & McLennan Cos., Inc.       391,500       29,044
   Mellon Bank Corp.                 397,700       27,988
   J.P. Morgan & Co., Inc.           200,700       24,761
   PNC Bank Corp.                    423,500       23,531
   American General Corp.            323,100       22,779
   First Data Corp.                  473,950       20,261
   SAFECO Corp.                      484,200       19,580
   Lincoln National Corp.            195,500       19,330
   Dun & Bradstreet Corp.            507,900       18,094

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
EQUITY INCOME FUND                   SHARES         (000)
---------------------------------------------------------
   Washington Mutual, Inc.          432,810    $  17,691
   XL Capital Ltd. Class A          282,500       17,162
   Bankers Trust Corp.              189,400       16,715
   Wachovia Corp.                   162,600       13,201
   Fleet Financial Group, Inc.      345,600       13,003
   KeyCorp                          337,700       10,237
   The Chase Manhattan Corp.        122,500        9,961
   The Bank of New York Co., Inc.   273,400        9,825
   Merrill Lynch & Co., Inc.        105,900        9,366
   St. Paul Cos., Inc.              296,300        9,204
   U.S. Bancorp                     266,349        9,073
   H & R Block, Inc.                184,000        8,717
   Ace, Ltd.                        251,000        7,828
   Northern Trust Corp.              86,800        7,709
   PartnerRe Ltd.                   152,300        6,168
   The Chubb Corp.                  101,900        5,968
   TIG Holdings, Inc.               330,900        5,398
   Irvine Apartment Communities,
    Inc. REIT                       159,600        5,247
   Crescent Real Estate, Inc. REIT  214,300        4,607
   Prison Realty Corp. REIT         264,000        4,603
   Mercury General Corp.            119,600        4,171
   Wells Fargo Co.                   95,800        3,359
   National City Corp.               31,200        2,071
   Deluxe Corp.                      50,300        1,465
-  Scottish Annuity & Life
    Holdings, Ltd.                  142,500        1,389
                                               ----------
                                                 530,604
                                               ----------
HEALTH CARE (10.1%)
   Bristol-Myers Squibb Co.       1,066,600       68,596
   American Home Products Corp.     929,500       60,650
   Pharmacia & Upjohn, Inc.         870,125       54,274
   Merck & Co., Inc.                401,000       32,155
   Glaxo Wellcome PLC ADR           415,000       27,779
   Eli Lilly & Co.                  183,500       15,575
   Aetna Inc.                       173,600       14,409
   Baxter International, Inc.       152,000       10,032
   Johnson & Johnson                 95,700        8,966
   Pfizer, Inc.                      32,500        4,509
                                               ----------
                                                 296,945
                                               ----------
INTEGRATED OILS (13.4%)
   Chevron Corp.                    687,800       60,827
   BP Amoco PLC ADR                 555,609       56,082
   Texaco Inc.                      910,600       51,677
   Atlantic Richfield Co.           703,100       51,326
   Mobil Corp.                      539,800       47,502
   Exxon Corp.                      644,100       45,449
   Royal Dutch Petroleum Co. ADR    484,400       25,189
   Phillips Petroleum Co.           416,500       19,680
   Unocal Corp.                     416,500       15,332
   USX-Marathon Group               303,900        8,357
   Conoco Inc.                      301,500        7,406
   Equitable Resources, Inc.        210,000        5,473
                                               ----------
                                                 394,300
                                               ----------
OTHER ENERGY (0.8%)
   Williams Cos., Inc.              280,800       11,092
   Schlumberger Ltd.                101,700        6,121
   Baker Hughes, Inc.               225,700        5,487
                                               ----------
                                                  22,700
                                               ----------
MATERIALS & PROCESSING (5.7%)
   Dow Chemical Co.                 405,100       37,750
   Weyerhaeuser Co.                 416,100       23,094
   Union Camp Corp.                 278,700       18,708
   E.I. du Pont de Nemours & Co.    281,100       16,321
   Eastman Chemical Co.             314,500       13,229
   International Paper Co.          229,100        9,665
   Potlatch Corp.                   238,900        8,108
   The BFGoodrich Co.               222,000        7,617
   Nalco Chemical Co.               230,300        6,117
   Lubrizol Corp.                   271,500        6,109
-  Owens-Illinois, Inc.             215,000        5,375
   Phelps Dodge Corp.                85,000        4,186
   Armstrong World Industries Inc.   90,600        4,094
   Temple-Inland Inc.                60,400        3,790
-  Getchell Gold Corp.               95,900        2,505
   USX-U.S. Steel Group             103,400        2,430
                                               ----------
                                                 169,098
                                               ----------
PRODUCER DURABLES (2.3%)
   Pitney Bowes, Inc.               211,400       13,477
   United Technologies Corp.         73,100        9,900
   Emerson Electric Co.             183,000        9,688
   Lockheed Martin Corp.            237,000        8,932
   Sundstrand Corp.                 102,000        7,089
   Thomas & Betts Corp.             150,500        5,653
   Caterpillar, Inc.                 84,700        3,891
   Honeywell, Inc.                   50,700        3,844
   The Boeing Co.                    69,700        2,378
   Deere & Co.                       51,300        1,981
                                               ----------
                                                  66,833
                                               ----------
TECHNOLOGY (0.8%)
   International Business
    Machines Corp.                   81,200       14,393
-  Seagate Technology               196,700        5,815
-  Loral Space & Communications     150,800        2,177
                                               ----------
                                                  22,385
                                               ----------
UTILITIES (20.7%)
   Bell Atlantic Corp.            1,541,496       79,676
   AT&T Corp.                       659,800       52,660
   U S WEST, Inc.                   893,986       49,225
   GTE Corp.                        802,700       48,563
   Ameritech Corp.                  745,700       43,157
   BellSouth Corp.                  644,300       25,812
   SBC Communications Inc.          485,734       22,890
   Potomac Electric Power Co.       914,000       21,193
   Consolidated Natural Gas Co.     419,600       20,429
   Duke Energy Corp.                362,800       19,818
-  MediaOne Group, Inc.             287,500       18,256
   Southern Co.                     655,700       15,286
   Texas Utilities Co.              365,497       15,237
   Allegheny Energy, Inc.           465,000       13,717
   Sempra Energy                    660,155       12,667
   Edison International             551,100       12,262
   KeySpan Energy Corp.             466,236       11,714
   Consolidated Edison Inc.         252,000       11,419
   NICOR, Inc.                      302,500       10,871
   Baltimore Gas & Electric Co.     414,850       10,527
   PacifiCorp                       609,300       10,510
   Wisconsin Energy Corp.           373,300        9,752
   Northern States Power Co.        396,400        9,191

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                            SHARES         (000)
----------------------------------------------------------------
   Ameren Corp.                             248,800    $   9,003
   FPL Group, Inc.                          132,900        7,077
   Dominion Resources, Inc.                 191,500        7,074
   Central & South West Corp.               284,200        6,661
   Public Service Enterprise
    Group, Inc.                             155,300        5,931
   OGE Energy Corp.                         223,100        5,034
   Eastern Utilities Associates             177,600        5,028
   Florida Progress Corp.                   130,200        4,915
   TECO Energy, Inc.                        214,000        4,253
   SCANA Corp.                              190,600        4,134
   New Century Energies, Inc.               119,400        4,067
                                                       ----------
                                                         608,009
                                                       ----------
OTHER (2.6%)
   General Electric Co.                     230,100       25,455
   Minnesota Mining &
    Manufacturing Co.                       338,300       23,935
   Monsanto Co.                             257,000       11,806
   Federal Signal Corp.                     297,200        6,204
   Tenneco, Inc.                            173,800        4,856
   Cooper Industries, Inc.                   85,000        3,623
   Ogden Corp.                               39,500          950
                                                       ----------
                                                          76,829
                                                       ----------
-----------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,777,525)                                   2,657,250
-----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.4%)
-----------------------------------------------------------------
   Owens-Illinois Inc. 4.75% Cvt. Pfd.       294,400      10,727
   Loral Space & Communications
    Ltd. 6.00% Cvt. Pfd.                     222,600       9,905
   AirTouch Communications, Inc.
    6.00% Cvt. Pfd.                          110,000       8,662
   Crown Cork & Seal Co., Inc.
    4.50% Cvt. Pfd.                          201,200       5,483
   Comcast Corp. 3.35% Cvt. Pfd.              64,300       5,120
   Globalstar Telecommunications
    Ltd. 8.00% Cvt. Pfd.                      60,100       2,348
-----------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $41,160)                                         42,245
-----------------------------------------------------------------
-----------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
-----------------------------------------------------------------
CONVERTIBLE BONDS (0.6%)
-----------------------------------------------------------------
Hewlett-Packard Co.
   0.00%, 10/14/2017                       $  22,600    12,628
National Semiconductor
   6.50%, 10/1/2002                            2,590     2,137
Security Capital U.S. Realty
   2.50%, 5/22/2003                            5,800     4,365
-----------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (Cost $19,966)                                       19,130
-----------------------------------------------------------------
-----------------------------------------------------------------
                                              FACE       MARKET
                                            AMOUNT        VALUE
                                             (000)        (000)
-----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.1%)
-----------------------------------------------------------------
U.S. TREASURY BILLS
(2) 4.25%, 4/22/1999                       $ 7,000     $ 6,980
(2) 4.41%, 4/29/1999                         2,000       1,993
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.94%, 4/1/1999                         224,583     224,583
   4.97%, 4/1/1999--Note G                   4,344       4,344
-----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $237,903)                                     237,900
-----------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $2,076,554)                                 2,956,525
-----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-----------------------------------------------------------------
Other Assets--Note C                                    16,769
Liabilities--Note G                                    (28,916)
                                                     ------------
                                                       (12,147)
-----------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------
Applicable to 121,266,019 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                        $2,944,378
=================================================================

NET ASSET VALUE PER SHARE                               $24.28
=================================================================

 * See Note A in Notes to Financial Statements.
 - Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 95.8% and 2.5%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $8,973,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

---------------------------------------------------------
 AT MARCH 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital                  $2,023,906       $16.69
 Overdistributed Net
   Investment Income                     (35)          --
 Accumulated Net
   Realized Gains                     41,591          .34
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities             879,971         7.26
   Futures Contracts                  (1,055)        (.01)
----------------------------------------------------------
 NET ASSETS                       $2,944,378       $24.28
==========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------
                                                                      EQUITY INCOME FUND
                                                         SIX MONTHS ENDED MARCH 31, 1999
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                 $  36,299
    Interest                                                                      5,018
    Security Lending                                                                 26
                                                                             -----------
        Total Income                                                             41,343
                                                                             -----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                 2,090
        Performance Adjustment                                                     (236)
    The Vanguard Group--Note C
        Management and Administrative                                             3,323
        Marketing and Distribution                                                  255
    Custodian Fees                                                                   30
    Auditing Fees                                                                    10
    Shareholders' Reports                                                            46
    Trustees' Fees and Expenses                                                       2
                                                                             -----------
        Total Expenses                                                            5,520
        Expenses Paid Indirectly--Note D                                           (252)
                                                                             -----------
        Net Expenses                                                              5,268
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            36,075
----------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                   25,843
    Futures Contracts                                                            27,193
----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                53,036
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                       192,347
    Futures Contracts                                                            (1,514)
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                190,833
========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $279,944
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                                 EQUITY INCOME FUND
                                                                                       ---------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       MAR. 31, 1999       SEP. 30, 1998
                                                                                               (000)               (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                 $   36,075         $   63,904
    Realized Net Gain                                                                         53,036             84,810
    Change in Unrealized Appreciation (Depreciation)                                         190,833             36,596
                                                                                       ---------------------------------
        Net Increase in Net Assets Resulting from Operations                                 279,944            185,310
                                                                                       ---------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (41,425)           (65,293)
    Realized Capital Gain                                                                    (87,949)           (78,880)
                                                                                       ---------------------------------
        Total Distributions                                                                 (129,374)          (144,173)
                                                                                       ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   590,959            691,426
    Issued in Lieu of Cash Distributions                                                     116,671            129,534
    Redeemed                                                                                (291,353)          (432,576)
                                                                                       ---------------------------------
        Net Increase from Capital Share Transactions                                         416,277            388,384
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           566,847            429,521
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                    2,377,531          1,948,010
                                                                                       ---------------------------------
    End of Period                                                                         $2,944,378         $2,377,531
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                   24,127              29,627
    Issued in Lieu of Cash Distributions                                                      4,873               5,766
    Redeemed                                                                                 (12,017)           (18,560)
                                                                                       ---------------------------------
        Net Increase in Shares Outstanding                                                   16,983              16,833
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                  EQUITY INCOME FUND
                                                                            YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     MARCH 31, 1999       1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $22.80       $22.28       $17.69       $15.65       $13.16       $14.62
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .32          .64          .64          .63          .60          .59
    Net Realized and Unrealized Gain (Loss)
        on Investments                             2.36         1.44         5.17         2.18         2.56         (.92)
                                              ---------------------------------------------------------------------------
        Total from Investment Operations           2.68         2.08         5.81         2.81         3.16         (.33)
                                              ---------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.37)        (.67)        (.64)        (.60)        (.58)        (.61)
    Distributions from Realized Capital Gains      (.83)        (.89)        (.58)        (.17)        (.09)        (.52)
                                              ---------------------------------------------------------------------------
        Total Distributions                       (1.20)       (1.56)       (1.22)        (.77)        (.67)       (1.13)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $24.28       $22.80       $22.28       $17.69       $15.65       $13.16
=========================================================================================================================

TOTAL RETURN                                     11.86%        9.54%       34.17%       18.22%       24.77%       -2.19%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $2,944       $2,378       $1,948       $1,309         $967         $901
    Ratio of Total Expenses to
        Average Net Assets                       0.40%*        0.39%        0.45%        0.42%        0.47%        0.43%
    Ratio of Net Investment Income to
        Average Net Assets                       2.62%*        2.80%        3.25%        3.69%        4.27%        4.41%
    Portfolio Turnover Rate                        19%*          23%          22%          21%          31%          18%
=========================================================================================================================

* Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. FUTURES: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

   6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates; Spare, Kaplan, Bischel & Associates; and John A. Levin & Co., Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Spare, Kaplan, Bischel & Associates is subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index for the preceding three years; the basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index.

   The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

   For the six months ended March 31, 1999, the aggregate advisory fee represented an effective annual basic rate of 0.15% of the fund's average net assets before a decrease of $236,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 1999, the fund had contributed capital of $483,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.7% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 1999, directed brokerage and custodian fee offset arrangements reduced the fund's expenses by $250,000 and $2,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assests.

E. During the six months ended March 31, 1999, the fund purchased $509,129,000 of investment securities and sold $244,613,000 of investment securities other than temporary cash investments.

F. At March 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $879,971,000, consisting of unrealized gains of $937,598,000 on securities that had risen in value since their purchase and $57,627,000 in unrealized losses on securities that had fallen in value since their purchase.

   At March 31, 1999, the aggregate settlement value of open futures contracts expiring in June 1999 and the related unrealized depreciation were:

        -----------------------------------------------------------------------------
                                                                    (000)
                                                        -----------------------------
                                                         AGGREGATE
                                       NUMBER OF         SETTLEMENT       UNREALIZED
         FUTURES CONTRACTS          LONG CONTRACTS         VALUE         DEPRECIATION
        -----------------------------------------------------------------------------
        S&P 500 Index                    384             $124,157         $(1,012)
        S&P MidCap 400 Index             208               38,303             (43)
        -----------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at March 31, 1999, was $4,233,000, for which the fund held cash collateral of $4,344,000. Cash collateral received is invested in repurchase agreements.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

   "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarkS of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                     [PHOTO]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                     [PHOTO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q652-05/12/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing Corporation, Distributor.